EXHIBIT  10.5

SALES  AGREEMENT


Based on miscellaneous negotiations with shareholders of Olympic Silver Resources, Inc. the following sale of stock is agreed to by and between Atlas Mining Company and Olympic Silver Resources, Inc.

Shareholder        Olympic Shares     Atlas Shares     Other Considerations
---------------  ------------------  --------------  ------------------------
R. Tschauder              1,390,000    338,750       $10,000 cash
Shephard Group            2,910,000    120,000       $2,009.50 Girling,
                                        49,516       $3,410.50 Shephard
                                                     $350.00 Gibson
D. Meiser                   100,000     26,250
M. Adams                    150,000     82,500
W. Moorehead                100,000     55,000
W. Warren                    50,000     27,500
M. Sutti                    225,000     31,725
G. Arredondo                 75,000     10,575


Signed this 1st day of April, 1999.

______________________________________
For  Olympic  Silver  Resources,  Inc.



______________________________________
For  Atlas  Mining  Company

                            CORPORATE  RESOLUTION

At a shareholders meeting of Olympic Silver Resources, Inc. held on January 29, 1999, at the corporate offices at 732 Sunrise Street, Rathdrum, ID, and represented in person or by proxy were 4,350,000 shares (87%) of the 5,000,000 shares outstanding of the corporation, a motion from the shareholders was presented as follows:

Resolved that Olympic Silver Resources, Inc. consents to the acquisition of Olympic Silver Resources, Inc. common shares by Atlas Mining Company, an Idaho corporation.

The  motion  was  seconded  and  passed  unanimously  by all shares represented.

Signed:    __________________________
                President


Attested:  _________________________
                Secretary

                          BILL OF SALE AND RESIGNATION

The undersigned sells conveys and transfers all rights title and ownership to Olympic Silver Resources, Inc. a Nevada corporation, to Atlas Mining Company, an Idaho corporation. Said sale includes all Olympic Silver Resources, Inc. shares owned or otherwise assigned to the undersigned, which is no less than 1,730,250 shares. Payment for said ownership is 149,516 shares of Atlas Mining Company common stock and other considerations.

Further the undersigned herein resigns as an officer and director of Olympic Silver Resources, Inc. and Minera Argentum, S.A.

Dated:  ________________________

Signed: ________________________

Name:  Chris  Shephard

Address:_______________________
        _______________________
       ________________________

SS#:___________________________